UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

SunGard® Data Systems Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12989	51-0267091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
680 East Swedesford Road, Wayne, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 484-582-2000

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1:    Press Release, dated July 23, 2003, issued by SunGard Data Systems Inc.

Item 9.      Regulation FD Disclosure (pursuant to Item 12)

This information set forth under “Item 9. Regulation FD Disclosure” is being furnished pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On July 23, 2003, SunGard Data Systems Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD DATA SYSTEMS INC.

Date: July 23, 2003	By:	/s/ Michael J. Ruane
Michael J. Ruane Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

The following is a list of Exhibits furnished with this report.

Exhibit No.	Description

99.1:	Press Release, dated July 23, 2003, issued by SunGard Data Systems Inc.